American Beacon Flexible Bond Fund

Supplement dated August 23, 2018
to the
Prospectus and Summary Prospectus dated December 29, 2017, as previously amended or supplemented
On August 22, 2018, the Board of Trustees ("Board") of American Beacon Funds (the "Trust") approved the appointment of TwentyFour Asset Management (US) LP ("TwentyFour") as an additional sub-advisor to the American Beacon Flexible Bond Fund (the "Fund").  TwentyFour is expected to begin managing a portion of the assets of the Fund on or about September 4, 2018 ("Effective Date").  On August 22, 2018, the Board of the Trust also approved: (i) the termination of the Fund's existing sub-advisors, Brandywine Global Investment Management, LLC, Pacific Investment Management Company, LLC and Payden & Rygel, effective on or about September 28, 2018, and (ii) the reorganization of the Fund into American Beacon TwentyFour Strategic Income Fund, another series of the Trust (the "Reorganization"), which is expected to occur on or about November 16, 2018.  No shareholder vote is required for the Reorganization.  Prior to the closing of the Reorganization, shareholders of the Fund as of September 28, 2018 will receive a Combined Information Statement and Prospectus that includes information regarding the Reorganization.

1)	The following changes are made as of the Effective Date:

I.	In the "Fund Summary – Principal Investment Strategies" section, the first paragraph is deleted and replaced with the following:
The Fund's investment approach is flexible, allocating investments across a wide range of investment opportunities globally in an attempt to achieve positive total return regardless of market conditions. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments. Fixed-income instruments include obligations issued or guaranteed by the U.S. and non-U.S. governments, their agencies or instrumentalities and political subdivisions, inflation-index-linked securities, debt securities of supranational organizations, quasi-sovereign debt, emerging markets debt, corporate bonds, trust preferred securities, convertible and non-convertible debt, contingent convertible bonds ("CoCos"), municipal securities, Rule 144A securities, variable and floating-rate securities, collateralized loan obligations ("CLOs"), commercial paper, mortgage-backed securities (commercial and residential), repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers' acceptances, collateralized mortgage obligations ("CMO") and other mortgage-related products, asset-backed securities, money market funds, bank loans and loan participation interests. The Fund invests in fixed-income instruments without restrictions on their credit quality although, under normal market conditions, the Fund's investments in non-investment grade securities (commonly referred to as high yield or ''junk'' bonds) is limited to 40% of the Fund's total assets. The Fund will maintain a weighted-average credit quality of investment grade under normal market conditions. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets.

II.	In the "Fund Summary – Principal Risks" section, the following risks are added in alphabetical order:
Callable Securities Risk
 The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.
Collateralized Loan Obligations ("CLOs") Risk
 The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by senior bank loans. Therefore, the CLOs in which the Fund invests will be subject to Loan Interests Risk. In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Contingent Convertible Securities ("CoCos") Risk
 Contingent convertible securities ("CoCos") are either converted into equity securities of the issuer or have their principal written down if the issuer's capital falls below a predetermined "trigger" level. CoCos are subordinated debt and the Fund's claims will generally be junior to other creditors if the issuer liquidates or dissolves. Interest payments on CoCos could be canceled by the issuer or a regulator. If the issuer converts the CoCo to an equity security, the Fund would lose interest payments and potentially all income. The Fund's investment would be even further subordinated if the CoCos converted to an equity security. The issuer could alternatively write down the principal due on the CoCos. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.
Sector Risk
 When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.
■ Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.
Trust Preferred Securities Risk
 Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
III.	In the "Fund Summary - Management - Sub-Advisors" section, the following is added after the bullet point for Payden & Rygel:

■	TwentyFour Asset Management (US) LP ("TwentyFour")

IV.	In the "Fund Summary - Management - Portfolio Managers" section, the following is added after the information for Payden & Rygel:

TwentyFour Asset Management (US) LP	Mark Holman Partner, CEO Since 2018 Eoin Walsh Partner, Portfolio Manager Since 2018 Felipe Villarroel Portfolio Manager Since 2018	Gary Kirk Partner, Portfolio Manager Since 2018 Pierre Beniguel Portfolio Manager Since 2018

V.	In the "Additional Information About the Fund - Additional Information About Investments - Fixed Income Instruments" section, the following instruments are added in alphabetical order:


Income Trusts. An income trust is an investment trust which holds income producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.


Trust Preferred Securities. Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

VI.	In the "Additional Information About the Fund - Additional Information About Risks" section, the following risks are added in alphabetical order:
Callable Securities Risk
 The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.
Collateralized Loan Obligations ("CLOs") Risk
 The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests.  The Fund typically will invest in CLOs collateralized by senior bank loans.  Therefore, the CLOs in which the Fund invests will be subject to Loan Interests Risk.  In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in this Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Contingent Convertible Securities ("CoCos") Risk
 Contingent convertible securities ("CoCos") are a hybrid debt security issued by financial institutions.  If an issuer experiences an event that causes its capital to fall below a predetermined "trigger" level, CoCos are either converted into equity securities of the issuer or undergo a full or partial writedown of their principal.  The triggering events and conditions are specific to the issuing institution and its regulatory requirements. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator's determination that the issuer should convert the security to maintain continued viability, or if the issuer receives high levels of public support.
CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments.  Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves or winds up before a triggering event, the Fund's claims will generally be junior to those holding more senior debt obligations. Interest payments on CoCos could be canceled by the issuer or a regulator.  In the event the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and the Fund could experience a reduction in income or no income.  The conversion of the CoCos into equity securities would further subordinate the Fund's investment because equity securities have the lowest priority in the capital structure of an issuer.  If the CoCo alternatively undergoes a full or partial write down of the principal, the Fund could lose some or all of its investment.  CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.
Sector Risk
 Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.
■ Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Trust Preferred Securities Risk
 Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Trust preferred securities may be thinly traded and the Fund may not be able to dispose of them at a favorable price.

VII.	In the "Fund Management - The Sub-Advisors" section, the below is inserted after the last paragraph:
TwentyFour Asset Management (US) LP ("TwentyFour"), 1540 Broadway, New York, NY, 10036, is an investment advisory firm formed in 2016. TwentyFour is a Limited Partnership that is owned by a General Partner, TwentyFour Asset Management (US) Holdings LLC and a Limited Partner, TwentyFour Asset Management LLP ("TwentyFour AM"), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority. TwentyFour AM is majority-owned by Vontobel Holdings AG. As of June 30, 2018, TwentyFour AM had assets under management of $17.9 billion.
Mark Holman is a portfolio manager and TwentyFour AM's Chief Executive Officer. He is one of the founding partners of TwentyFour AM since 2008.  Mr. Holman is on the firm's Executive Committee, which leads responsibility for the day-to-day management of the firm and is on the Board of Directors, which sets the overall strategy and direction of the business. He is also on the Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and is a key member of the firm's Multi-Sector Bond team. Since 1988, Mr. Holman has developed an expertise in fixed income markets across a variety of senior roles in asset management and investment banking, including leadership positions at Barclays Capital, Lehman Brothers and Morgan Stanley.
Gary Kirk is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008.  He is on the firm's Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm's Multi-Sector Bond team. Since 1988, Mr. Kirk has developed an expertise in fixed income markets across a variety of senior roles in asset management and investment banking, including leadership positions at Daiwa Capital, Royal Bank of Canada, CDC Group and Wachovia Bank.  Mr. Kirk graduated in Biochemistry from the University of London.
Eoin Walsh is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008. He is on the firm's Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm's Multi-Sector Bond team. Since 1998, Mr. Walsh has developed an expertise in fixed income markets across a variety of roles including at Citigroup Alternative Investments where he managed over $75 billion of fixed income assets.  Mr. Walsh graduated in Accounting & Economics from the University of Limerick.
Pierre Beniguel is a Portfolio Manager in TwentyFour AM's Multi-Sector Bond team since 2014. He also manages foreign currency hedging and daily funding for a number of funds and managed accounts. He has over five years of experience, prior to TwentyFour AM, in fixed income and previously worked in WestLB's credit trading and special situations divisions. Mr. Beniguel graduated in Mathematics & Economics from University College London.
Felipe Villarroel is a Portfolio Manager in TwentyFour AM's Multi-Sector Bond team since 2011 and is a member of the Investment Committee. Prior to joining TwentyFour AM, Mr. Villaroel worked as an Asset Allocation and Strategy Analyst at Celfin Capital in Chile, now part of the BTG Pactual group. There, Mr. Villarroel took an active role in developing the team's strategic view of the global macro economy and asset classes. Mr. Villarroel graduated from Pontificia Universidad Catolica de Chile with a Bachelor's degree in Economics and Business Administration before obtaining a master's in Finance from the London Business School. Mr. Villarroel is also a CFA Charterholder.
TwentyFour AM is considered a participating affiliate of TwentyFour pursuant to applicable regulatory guidance and Messrs. Holman, Kirk, Walsh, Beniguel and Villarroel are considered to be "supervised persons" of TwentyFour, as the term is defined in the Investment Advisers Act of 1940.
2)	The following changes are made as of September 28, 2018:
I.
All references to Brandywine Global Investment Management, LLC, Pacific Investment Management Company, LLC and Payden & Rygel are deleted.  In addition, all references to "the sub-advisors" are changed from plural to singular, as applicable.

II.	In the "Fund Summary – Fees and Expenses of the Fund" section the tables beneath the first paragraph and the corresponding footnotes to the tables are deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)
Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fee[2]	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.38%	0.37%	0.32%	0.24%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses[3]	1.31%	2.05%	1.00%	0.92%	1.19%
Fee waiver and/or expense reimbursement[4]	(0.01%)	0.00%	0.00%	(0.01%)	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	1.00%	0.91%	1.19%
1 A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2 The fee table has been restated to reflect the management fee rate currently being paid by the Fund.
3 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class and Institutional Class shares, as applicable, through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class and  0.90% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

III.	In the "Fund Summary – Example" section the tables beneath the first paragraph are deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 601	$ 870	$ 1,158	$ 1,978
C	$ 308	$ 643	$ 1,103	$ 2,379
Y	$ 102	$ 318	$ 552	$ 1,225
Institutional	$ 93	$ 292	$ 508	$ 1,130
Investor	$ 121	$ 378	$ 654	$ 1,443
Assuming no redemption of shares:
Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 208	$ 643	$ 1,103	$ 2,379

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American Beacon Flexible Bond Fund

Supplement dated August 23, 2018
to the
Statement of Additional Information dated December 29, 2017, as previously amended or supplemented
On August 22, 2018, the Board of Trustees ("Board") of the American Beacon Funds (the "Trust") approved the appointment of TwentyFour Asset Management (US) LP as an additional sub-advisor to the American Beacon Flexible Bond Fund (the "Fund").  TwentyFour is expected to begin managing a portion of the assets of the Fund on or about September 4, 2018 ("Effective Date").  On August 22, 2018, the Board of the Trust also approved: (i) the termination of the Fund's existing sub-advisors, Brandywine Global Investment Management, LLC, Pacific Investment Management Company, LLC and Payden & Rygel, effective on or about September 28, 2018, and (ii) the reorganization of the Fund into American Beacon TwentyFour Strategic Income Fund, another series of the Trust, which is expected to occur on or about November 16, 2018.  No shareholder vote is required for the Reorganization.  Prior to the closing of the Reorganization, shareholders of the Fund as of September 28, 2018 will receive a Combined Information Statement and Prospectus that includes information regarding the Reorganization.

1)	The following changes are made as of the Effective Date:

I.	In the "Investment Sub-Advisory Agreement" section, the following table is added after the table that relates to Payden & Rygel :

TwentyFour Asset Management (US) LP ("TwentyFour")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
TwentyFour Asset Management (US) Holdings LLC	General Partner	Financial Services
TwentyFour Asset Management LLP	Limited Partner	Financial Services

In rendering investment advisory services to the Fund, TwentyFour may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940 (the "Investment Sub-Advisor's Foreign Affiliates") to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor's Foreign Affiliates are considered Participating Affiliates of TwentyFour pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be "supervised persons" of TwentyFour as that term is defined in the Investment Advisers Act of 1940.

II.	In the "Portfolio Managers" section, the table below is added after the table that relates to Payden & Rygel:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
TwentyFour Asset Management (US) LP ("TwentyFour")
Eoin Walsh *	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Gary Kirk *	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Mark Holman *	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Pierre Beniguel*	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Felipe Villarroel *	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
* The information provided is as of June 30, 2018.

III.	In the "Portfolio Managers - Conflicts of Interest" section, the following paragraph is added after the last paragraph:
TwentyFour Asset Management (US) LP ("TwentyFour") TwentyFour keeps records and regularly updates a record of the kinds of service or activity carried out by or on behalf of TwentyFour in which a conflict of interest entailing a material risk of damage to the interests of one or more clients has arisen or may arise. TwentyFour maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to identify, manage, and, where possible, prevent conflicts. If these arrangements are not sufficient to ensure with reasonable confidence, that risk of damage to the interests of a client will be prevented, the firm must clearly disclose the general nature and/or sources of conflicts to the client.
IV.	In the "Portfolio Manager - Compensation" section, the following paragraph is added after the last paragraph:
TwentyFour.  Remuneration at the sub-advisor is made up of fixed ('salary') and variable ('bonus') components. Salary is set in line with the market at a level to retain, and when necessary attract, skilled staff. Any bonus paid is designed to both reflect the performance of a person in contributing to the success of the sub-advisor and their success in meeting, or exceeding, targets that have been set by the sub-advisor on an individual basis. Where remuneration is performance-related then in addition to the performance of the individual, the sub-advisor will also take into account the performance of the business unit concerned and the sub-advisor's overall results. Performance assessment will not relate solely to financial criteria but will also include compliance with regulatory obligations and adherence to effective risk management. In keeping with the Firm's long term objectives, the assessment of performance will take into account longer-term performance and payment of any such performance-related bonuses may need to be spread over more than one year to take account of the sub-advisor's business cycle. The measurement of financial performance will be based principally on profits and not on revenue or turnover. Awards will reflect the sub-advisor's financial performance and, as such, variable remuneration may be reduced where subdued or negative financial performance occurs. The sub-advisor will not ordinarily make any variable remuneration awards should it make a loss. In exceptional circumstances such payments may need to be considered. In such cases the sub-advisor's management board, in conjunction with the compliance officer, will consider and document whether such an award would be in keeping with the sub-advisor's remuneration policy.
V.	In the "Portfolio Managers - Ownership of the Fund" section, the following table is added after the table that relates to Payden & Rygel:

Name of Investment Advisor and Portfolio Managers
TwentyFour Asset Management (US) LP
Eoin Walsh *	None
Gary Kirk *	None
Mark Holman *	None
Pierre Beniguel *	None
Felipe Villarroel *	None
 * The information provided is as of June 30, 2018.

VI.	In the "Appendix B: Proxy Voting Policies-Investment Sub-Advisors" section, the following is added after the last paragraph:

TWENTYFOUR ASSET MANAGEMENT (US) LP
Corporate Action Voting Policy
When voting proxies or acting with respect to corporate actions for Funds or managed accounts (the Client), the Firm's utmost concern is that all decisions are made solely in the best interest of the Client. The Firm will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Client's account.
■ The Firm's Head of Operations is responsible for ensuring that all Corporate Actions and Proxies are received and voted in a timely manner, and in the Fund's best interests and in line with the Fund's Investment Guidelines.
■ This is achieved by scheduling all upcoming actions to be notified to the Firm upon release.
■ Once received, the Corporate Action in question is presented to the Portfolio Management team with the request to advise on the appropriate action. All members of the Portfolio Management team are senior members of the business, eight of whom are partners.
■ The Portfolio Management Team will vote according to the best interests and Investment Guidelines to the Client, other than in Actions of potential conflicts of interest (see below).
■ The Operations team will submit the vote via the Custodian's electronic trading system, which records all votes submitted.
■ In circumstances where notification of holder is required, if the bond is in a fund or managed account which is not owned by TwentyFour, we are required to contact the client's operations team for advice and to see if they would like to declare their holding.
Conflicts of Interest
Where a Corporate Action or Proposal raises a potential conflict between the Firm's and Client's interests, the Adviser will follow the hierarchy described below:
1 Vote in accordance with Investment Guidelines
2 Obtain approval of the Firm's Investment Committee prior to voting
3. Obtain consent from the Client, prior to voting
The Head of Operations will review the proxy proposal for conflict of interest as part of the overall vote review process. All material conflict of interest identified by the Firm will be addressed as described above.
2)	The following changes are made as of September 28, 2018:

I.
All references to Brandywine Global Investment Management, LLC, Pacific Investment Management Company, LLC and Payden & Rygel are deleted. In addition, all references to "the sub-advisors" are changed from plural to singular, as applicable

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